UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2022

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State of incorporation) 400 Kelby Street, 12th Floor Fort Lee, New Jersey (Address of principal executive offices)	(Commission File Number)	(I.R.S. Employer Identification No.) 07024 (Zip Code)

(212) 867-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2022, the board of directors of Pioneer Power Solutions, Inc. (the “Company”) approved an amendment to the Company’s existing bylaws (the “Amendment”), which will be as of January 17, 2022. The Amendment amends and restates Article II, Section 2.5 of the Company’s existing bylaws in their entirety to lower the number of holders of the shares entitled to vote at a meeting of stockholders constituting a quorum, in person or by proxy, from a majority to one-third. Specifically, the restated Section 2.5 states that “(a) at all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. (b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.”

The foregoing description of the Amendment is qualified by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to the Bylaws of Pioneer Power Solutions, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: January 21, 2022	By:	/s/ Nathan J. Mazurek
	Name:	Nathan J. Mazurek
	Title:	Chief Executive Officer